EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 27, 1997 included in Research, Incorporated's Form 10-K for the year ended September 30, 1997 and to all references to our Firm included in this registration statement.


                                         ARTHUR ANDERSEN LLP

                                         /s/ Arthur Andersen LLP


Minneapolis, Minnesota
March 11, 1998